                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     December 23, 2003 (December 23, 2003)


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-20117                          13-3532643
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)



                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

         On December 23, 2003, Encysive Pharmaceuticals Inc. (the "Company") issued a press release announcing the closing of the previously announced offering of 6,500,000 shares of its common stock in an underwritten offering by SG Cowen Securities Corporation, RBC Dain Rauscher Inc. and Needham & Company, Inc. At the closing, the underwriters also exercised their over-allotment option to purchase an additional 975,000 shares of common stock. The shares of common stock were sold to the public for $6.50 per share.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1 Press Release.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Encysive Pharmaceuticals Inc.

Date: December 23, 2003             By:  /s/ Stephen L. Mueller
                                       -----------------------------------------
                                         Stephen L. Mueller
                                         Vice-President, Finance and
                                         Administration Secretary and Treasurer

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
   99.1        Press Release